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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): August 6, 2002
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                               DT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                      0-23400                  44-0537828
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



         907 W. Fifth Street, Dayton, OH                            45407
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    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (937) 586-5600
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Item 5. Other Events.

     On August 6, 2002, DT Industries, Inc. issued a press release announcing accounting adjustments relating to its Assembly Machines, Inc. subsidiary. A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibit is filed herewith.

           Ex. 99   Press Release dated August 6, 2002.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 7, 2002
                                       DT INDUSTRIES, INC.


                                       By:    /s/ DENNIS DOCKINS
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                                             Dennis Dockins
                                             General Counsel and Secretary









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                                    EXHIBITS


        EXHIBIT NO.               DESCRIPTION
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        99                        Press Release dated August 6, 2002











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